Exhibit 32.1

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the amended Quarterly Report of Global Business Services,

Inc. (the "Company") on Form 10-QSB/A for the quarter ended December 31, 2004 as filed with the Securities and Exchange Commission on April 19, 2005

("Report"), the undersigned, in the capacity and on the date indicated below,

hereby certifies pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section

906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1.   The Report fully complies with the requirements of Section 13(a) or

          15(d) of the Securities Exchange Act of 1934; and

     2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 19, 2005                     /s/ Stephen M. Thompson

                                          -----------------------

                                          Stephen M. Thompson

                                          Chief Executive Officer

                                          /s/ Paul Robinson

                                          -----------------------

                                          Paul Robinson

                                          Chief Financial Officer